EXHIBIT 10.63

CERTAIN INFORMATION IN THIS EXHIBIT IDENTIFIED BY [*****] HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE OF INFORMATION THAT REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL

AMENDMENT NO. 79

to the BULK DRUG SUBSTANCE ORDERING AGREEMENT

EFFECTIVE 5 FEBRUARY 2015

between

LONZA SALES AG

and

ELUSYS THERAPEUTICS, INC.

THIS AMENDMENT 79 (this “Amendment”) is made the 30th day of September 2022 (“Amendment Effective Date”)

BETWEEN

1.	LONZA SALES AG, of Muenchensteinerstrasse 38, Ch-4002 Basel, Switzerland (“Lonza”) and

2.	ELUSYS THERAPEUTICS, INC., of 4 Century Drive, Suite 260, Parsippany, NJ 07054, USA (“Customer” or “Elusys”).

WHEREAS

A.

Customer and Lonza entered into that certain Anthim Bulk Drug Substance Ordering Agreement dated 5 February 2015 (as amended, the “Agreement”), under which Lonza is required to perform Services relating to the Cell Line and Bulk Drug Substance; and

B.

The Parties wish to make certain changes to the Agreement to capture the transfer of the manufacturing process to the Lonza Portsmouth, NH 6,000L scale bioreactor suite, and to manufacture agreed Batches.

NOW THEREFORE it is agreed hereby by the parties as follows:

1.	Capitalised terms used but not otherwise defined in this Amendment refer to those definitions in the Agreement.

2.	Lonza will perform the additional Services in Stages 201-231 inclusive, as more fully set out in the Schedule below, provided however:

a.	the number of cGMP Pre-Approval Inspection (PAI) Batches at 6,000 Liter Scale as set out in Stage 228 may be reduced should the Customer receive regulatory agency approval to reduce the number of Batches required to demonstrate the Process upon inspection of the Lonza Portsmouth facility. Any PAI Batch campaign of less than six [*****] batches will be subject to a Batch price [*****]
b.	the [*****] commercial Batches referred to in Stage 229 are subject to Customer [*****] for additional Batches. Upon [*****] notice to Lonza, the Parties will proceed regarding such [*****] commercial Batches in Stage 229 in accordance with Section 5 of the Agreement. [*****], then (a) Customer is not liable for the Batches in Stage 229, and (b) Lonza is not obliged to reserve any capacity for the Customer. Should [*****] additional Batches require additional production of Batches above the [*****] Batches listed in Stage 229, Customer shall submit this additional demand via the forecasting mechanism in Section 5 of the Ordering Agreement for Lonza review. Elusys is under no obligation to order Batches each calendar year beyond those Batches defined in Stage 229. The Batch campaign size in Stage 229 shall not be less than [*****] Batches per year subject to the Forecasting mechanism set forth in the Ordering Agreement.

3.	Section 5.6 of the Agreement shall be deleted in its entirety and replaced with the following:

“5.6

Purchase Obligation.  Customer is not obliged to purchase exclusively from Lonza however, Customer does have the purchase obligations for Stages 201-231 as referred to in Section 2 above in this Amendment 79”

4.	Save as herein provided, all other terms and conditions of the Agreement shall remain in full force and effect and are hereby ratified and confirmed in all respects. For further clarity, nothing in this Amendment 79 shall change the obligations of either Party in respect of 6K Batches except as set forth above, and all provisions and obligations (including the forecasting, ordering and cancellation provisions) in respect thereof shall continue.

5.	This Amendment may be executed in two or more counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument. Delivery of executed copies (including by PDF) of this Amendment or counterparts thereof by facsimile, email or other electronic means will have the same legal validity as delivery of ink-signed copies. The Agreement, as previously amended and as amended by this Amendment, constitutes the entire agreement between the parties with respect to its subject and supersedes all contemporaneous and prior discussions and negotiations between the parties.

IN WITNESS WHEREOF, the parties have caused this Amendment No. 79 to be executed by their representatives thereunto duly authorised as of the day and year first written.

Signed for and on behalf of...................................................

LONZA SALES AG

................................................... TITLE

................................................... (DATE)

Signed for and on behalf of...................................................

LONZA SALES AG

................................................... TITLE

................................................... (DATE)

Signed for and on behalf of...................................................

ELUSYS THERAPEUTICS, INC.

................................................... TITLE

................................................... (DATE)

PRICE AND TERMS OF PAYMENT

1.	Price

In consideration for Lonza performing the following Services, Elusys shall pay Lonza as follows:

Description	Price
Stage 201 – Internal Process Transfer to The Portsmouth Facility (6kL)	[*****]
Stage 202 – Process Characterization Risk assessment	[*****]
Stage 203 – Lab Scale Process Evaluation for Transfer to 6kL Scale	[*****]
Stage 204 – New Technology Implementation	[*****]
Stage 205 – cGMP Documentation and Automation (Portsmouth 6kL)	[*****]
Stage 206 – Production of one (1) Cell Simulation Batch at 6kL Scale	[*****]
Stage 207 – Process Validation Plan (PVP)	[*****]
Stage 208 – Biochemical Comparability	[*****]
Stage 209 – Evaluation of Protein A Resin Reuse at Small Scale	[*****]
Stage 210 – Virus Reduction Study (4 Viruses; Unused Resin)	[*****]
Stage 211 – Evaluation of DNA Reduction	[*****]
Stage 212 – Chromatography Resin Lifetime and Cleaning Protocol	[*****]
Stage 213 – Stability of Process Intermediates	[*****]
Stage 214 – DSP Mixing Study Note: Price to be adjusted based on scope of mixing studies to be completed.	[*****]
Stage 215 – Filtration Reprocessing Study	[*****]
Stage 216 – PPQ Protocols and Reports (Portsmouth)	[*****]
Stage 217 – PPQ Stability Study (60 Months)	[*****]
Stage 218 – PPQ Product Comparability Study	[*****]
Stage 219 – Risk Assessment of BDS Manufacturing Scale Extractables and Leachables	[*****]
Stage 220 – Final Filter Integrity Large Scale	[*****]

Stage 221 – Risk Assessment of Manufacturing Scale Bioburden and Endotoxin Data	[*****]
Stage 222 – Assessment of Reduced Scale Cumulative Hold Time Study for 6KL Scale	[*****]
Stage 223 – Media Feed Pre-Filtration Expiry Evaluation	[*****]
Stage 224 – UF Membrane Lifetime Protocol	[*****]
Stage 225 – Regulatory Filing & Support	[*****]
Stage 226 – cGMP Engineering Batch 6,000L	[*****]
Stage 227 – Production of [*****] Process Performance Qualification (PPQ) Batches at 6,000L Scale	[*****]
Stage 228 – Production of [*****] cGMP Pre-Approval Inspection (PAI) Batches at 6,000 Liter Scale	[*****]
Stage 229 – Production of [*****] cGMP Commercial Batches at 6,000 Liter Scale	[*****]
Stage 230 – Continuous Process Verification Plan	[*****]
Stage 231 – Global Data Mart	[*****]

Notes:

[*****]

Batch Description	Batch Price (per batch)	Rebate Amount per batch for Engineering Batch (per batch)	Adjusted Batch Price with Engineering Batch Rebate Included (per batch)
PPQ Batch (Stage 227)	[*****]	[*****]	[*****]
PAI Batch [*****] (Stage 228)	[*****]	[*****]	[*****]
Commercial Batches (Stage 229 [*****])	[*****]	[*****]	[*****]

2.	Payment

Payment by Elusys of the Price for each Stage shall be made against Lonza’s invoices as follows:

2.1	Stage 226 – cGMP Batch Campaign – Engineering, [*****].
2.2	Stage 227 – Production of [*****] Process Performance Qualification (PPQ) Batches at 6,000L Scale [*****].
2.3	Stage 228 – Production of [*****] cGMP Pre-Approval Inspection (PAI) Batches at 6,000 Liter Scale [*****].
2.4	Stage 229 Production of cGMP Commercial Batches at 6000 Liter Scale [*****].
2.5	All other stages shall be paid [*****] upon initiation and [*****] on completion of the stage, where applicable.
2.6	Any External Laboratory testing charges will be invoiced separately as pass-through cost.
2.7	Stage 230 shall be paid [*****] upon initiation.

Schedule 1C

Services

[*****]

201.	Internal Process Transfer to The Portsmouth Facility (6kL)
201.1.Objectives

[*****]

201.2.Activities

[*****]

Assumptions

[*****]

201.3.Estimated Duration

[*****]

202.	Process Characterization Risk assessment

[*****]

203.	Lab Scale Process Evaluation for Transfer to 6kL Scale

[*****]

204.	New Technology Implementation

[*****]

205.	cGMP Documentation and Automation (Portsmouth 6kL)
205.1.Objectives

[*****]

205.2.Activities

[*****]

205.3.Deliverables

[*****]

Assumptions

[*****]

205.4.Estimated Duration

[*****]

206.	Production of one (1) Cell Simulation Batch at 6kL Scale

[*****]

207.	Process Validation Plan (PVP)
207.1.Objectives

[*****]

207.2.Activities

[*****]

207.3.Deliverables

[*****]

Assumptions

[*****]

207.4.Estimated Duration

[*****]

208.	Biochemical Comparability
208.1.Objectives

[*****]

208.2.Activities

[*****]

Assumptions

[*****]

208.3.Timescale

[*****]

209.	Evaluation of Protein A Resin Re-Use at Small Scale
209.1.Objectives

[*****]

209.2.Activities

[*****]

Assumptions

[*****]

209.3.Timescale

[*****]

210.	Virus Reduction Study (4 Viruses; Unused Resin)
210.1.Objectives

[*****]

210.2.Activities

[*****]

210.3.Deliverables

[*****]

Assumptions

[*****]

210.4.Estimated Duration

[*****]

211.	Evaluation of DNA Reduction
211.1.Objectives

[*****]

211.2.Activities

[*****]

Assumptions

[*****]

211.3.Timescale

[*****]

212.	Chromatography Resin Lifetime and Cleaning Protocol
212.1.Objective

[*****]

212.2.Activities

[*****]

212.3.Timescale

[*****]

213.	Stability of In Process Intermediates
213.1.Objectives

[*****]

213.2.Activities

[*****]

213.3.Deliverables

[*****]

Assumptions

[*****]

213.4.Estimated Duration

[*****]

214.	DSP Mixing Study
214.1.Objectives

[*****]

214.2.Activities

[*****]

214.3.Deliverables

[*****]

Assumptions

[*****]

214.4.Estimated Duration

[*****]

215.	Filtration Reprocessing Study
215.1.Objectives

[*****]

215.2.Activities

[*****]

215.3.Deliverables

[*****]

Assumptions

[*****]

215.4.Estimated Duration

[*****]

216.	PPQ Protocols and Reports (Portsmouth)
216.1.Objectives

[*****]

216.2.Activities

[*****]

[*****]

216.3.Deliverables

[*****]

Assumptions

[*****]

216.4.Estimated Duration

[*****]

217.	PPQ Batch DS Stability Study (60 Months)
217.1.Objectives

[*****]

217.2.Activities

[*****]

217.3.Deliverables

[*****]

Assumptions

[*****]

217.4.Estimated Duration

[*****]

218.	PPQ Product Comparability Study
218.1.Objectives

[*****]

218.2.Activities

[*****]

218.3.Deliverables

[*****]

218.4.Estimated Duration

[*****]

219.	Risk Assessment of BDS Manufacturing Scale Extractables and Leachables
219.1.Objectives

[*****]

219.2.Activities

[*****]

219.3.Deliverables

[*****]

Assumptions

[*****]

219.4.Estimated Duration

[*****]

220.	Final Filter Integrity Large Scale
220.1.Objectives

[*****]

220.2.Activities

[*****]

220.3.Deliverables

[*****]

Assumptions

[*****]

220.4.Estimated Duration

[*****]

221.	Risk Assessment of Manufacturing Scale Bioburden and Endotoxin Data
221.1.Objectives

[*****]

221.2.Activities

[*****]

221.3.Deliverables

[*****]

Assumptions

[*****]

221.4.Estimated Duration

[*****]

222.	Assessment of Reduced Scale Cumulative Hold Time Study for 6kL Scale
222.1.Objectives

[*****]

222.2.Activities

[*****]

222.3.Deliverables

[*****]

Assumptions

[*****]

222.4.Estimated Duration

[*****]

223.	Media Feed Pre-Filtration Expiry Evaluation
223.1.Objectives

[*****]

223.2.Activities

[*****]

223.3.Deliverables

[*****]

Assumptions

[*****]

223.4.Estimated Duration

224.	UF Membrane Lifetime Protocol
224.1.Objective

[*****]

224.2.Activities

[*****]

224.3.Timescale

[*****]

225.	Preparation of Regulatory Documentation and Associated Regulatory Services
225.1.Objectives

225.2.Activities

[*****]

Assumptions

[*****]

[*****]

[*****]	[*****]
[*****]	[*****]
[*****]	[*****]

225.3.Estimated Duration

[*****]

226.	cGMP Batch Campaign - Engineering 6,000L
226.1.Objectives

[*****]

226.2.Activities

[*****]

226.3.Deliverables

[*****]

Assumptions

[*****]

226.4.Estimated Duration

[*****]

227.	Production of Process Performance Qualification (PPQ) Batches at 6,000L Scale Objectives

227.1.Objectives

[*****]

227.2.Activities

[*****]

227.3.Deliverables

[*****]

Assumptions

[*****]

227.4.Estimated Duration

[*****]

Production of [*****] cGMP Pre-Approval Inspection (PAI) Batches at 6,000 Liter Scale

227.5.Objectives

[*****]

227.6.Activities

[*****]

227.7.Deliverables

[*****]

Assumptions

[*****]

227.8.Estimated Duration

228.	Production of cGMP Commercial Batches at 6,000 Liter Scale
228.1.Objectives

[*****]

228.2.Activities

[*****]

228.3.Deliverables

[*****]

Assumptions

[*****]

228.4.Estimated Duration

[*****]

229.	Continued Process Verification
229.1.Objectives

[*****]

229.2.Activities

[*****]

229.3.Deliverables

[*****]

Assumptions

[*****]

229.4.Estimated Duration

[*****]

230.	Global Data Mart
230.1.Objectives

[*****]

230.2.Activities

[*****]

230.3.Deliverables

[*****]

Assumptions

[*****]

230.4.Estimated Duration

[*****]